                                                                    EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Hoolae Paoa, President and Chief Executive Officer of Mid-State Raceway, Inc. and Subsidiary (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2003 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 22, 2004

/s/ Hoolae Paoa
Hoolae Paoa
President and Chief Executive Officer

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